UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
December 3, 2004

Maxtor Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16447 (I.R.S. Employer Identification No.)	77-0123732 (Commission File No.)

500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2004, Maxtor Corporation (the “Company”) entered into an Employment Offer Letter with Duston M. Williams whereby Mr. Williams shall serve as the Company’s Executive Vice President, Finance and Chief Financial Officer. Under the Agreement, Mr. Williams will receive a monthly salary of $37,500, a grant of an option to purchase 300,000 shares of the Company’s common stock, subject to the terms of the Company’s Amended and Restated 1996 Stock Option Plan, a grant of 100,000 Restricted Stock Units, subject the terms of the Company’s Restricted Stock Unit Plan and a hiring bonus of $200,000, refundable to the Company in the event of his voluntary resignation during the first two years of his employment, as set forth in the Employment Offer Letter attached as Exhibit 99.1 to this Current Report. As of the same date the Company also entered into an Executive Retention and Severance Participation Agreement with Mr. Williams by which he will participate in the Company’s Executive Retention and Severance Plan, with terms and conditions set forth in the form of such agreement previously filed by the Company, and a Restricted Stock Unit Award Agreement by which he will be receiving the 100,000 Restricted Stock Units. The Restricted Stock Unit Award Agreement provides for payment in cash for the value of vested Restricted Stock Units in accordance with the terms of the Restricted Stock Unit Plan, subject to applicable tax withholding. The Restricted Stock Units vest 100% on the third anniversary of the date of his employment, provided there is no termination of service of Mr. Williams.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On December 3, 2004, the Company appointed Duston M. Williams to serve as the Company’s Executive Vice President, Finance and Chief Financial Officer and its principal financial officer, effective as of December 3, 2004, as announced in the Company’s press release attached as Exhibit 99.2 to this Current Report.

     Mr. Williams previously served as Chief Financial Officer of Aruba Wireless Networks, a network infrastructure company, from 2003 to 2004, Chief Financial Officer of Rhapsody Networks, a storage networking provider (acquired by Brocade Communications Systems in 2002), from 2001 to 2003 and Chief Financial Officer of Netigy Corporation, a networking consulting company (acquired by ThruPoint Inc. in 2001), from 2000 to 2001. From 1986 to 1999, Mr. Williams served in a variety of accounting and finance positions at Western Digital Corporation, a maker of hard disk drives, including its Senior Vice President and Chief Financial Officer from 1996 to 1999. Mr. Williams is 46 years old.

     See disclosure under Item 1.01 above for material terms of Mr. Williams’ employment offer letter and other material terms of his employment.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Employment Offer Letter dated as of December 3, 2004 from Maxtor Corporation to Duston M. Williams
99.2	Press Release dated November 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2004

MAXTOR CORPORATION
By:	/s/ C.S. Park
	Name:	C.S. Park
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Employment Offer Letter dated as of December 3, 2004 from Maxtor Corporation to Duston M. Williams
99.2	Press Release dated November 30, 2004